UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 20, 2008
ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-10212

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 20, 2008, the Board of Directors of Anixter International Inc. (the “Company’) amended the Amended and Restated By-laws of the Company, which amendments took effect upon adoption by the Board of Directors.
The By-law amendments consist of the following:
1. Article II, Section 2 was amended to delete a default provision setting the date and time of the annual meeting of stockholders.
2. Article II, Section 3 and Section 6 were amended to lengthen the maximum amount of notice to be given prior to a meeting of stockholders from 50 days to 60 days.
3. Article II, Section 9 was amended to clarify that election of directors at all meetings of stockholders is by plurality vote.
4. Article II, Section 11 was amended to eliminate the ability of stockholders to take action by unanimous written consent and to clarify that the stockholders may not take action by less than unanimous written consent of the stockholders.
5. A new Article II, Section 12 was added to require written notice of nominations of directors by stockholders. Nominations by stockholders for election of directors at annual meetings must be received by the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided that if the annual meeting is not held within 30 days before or after such anniversary date, then such nomination shall have been received not later than the close of business on the 10th day following the date on which the notice of the annual meeting was mailed or public disclosure of the date of the annual meeting date was made, whichever occurs first. Nominations by stockholders for election of directors at special meetings must be received by the Company not later than the close of business on the 10th day following the date on which the notice of the special meeting was mailed or public disclosure of the date of the special meeting date was made, whichever occurs first. Certain information is required with respect to each proposed nominee. The chairman of the meeting is authorized to disregard defective nominations.
6. A new Article II, Section 13 was added to require written notice of business (other than nomination of directors by stockholders) to be brought before annual meetings by stockholders. In order for such business to be brought before an annual meeting of stockholders, it must specified in the notice given by the board of directors, otherwise brought before the meeting by the board of directors or brought by a stockholder who otherwise complies with the notice procedures set forth in Section 13. In order for a stockholder to bring business before an annual meeting, notice must be received by the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided that if the annual meeting is not held within 30 days before or after such anniversary date, then such notice shall have been received not later than the close of business on the 10th day following the date on which the notice of the annual meeting was mailed or public disclosure of the date of the annual meeting date was made, whichever occurs first. Certain information is required with respect to each matter proposed. The chairman of the meeting is authorized to declare that any business not properly brought before the meeting shall not be transacted.
7. Article III, Section 1 was amended to delete a statement that directors need not be stockholders.
8. Article III, Section 4 was amended to require a board of directors meeting following the annual meeting of stockholders.

i

9. Article III, Section 5 was amended to delete default provisions for the time and place of regular meetings of the board of directors and to clarify that notice is not required for regular board meetings.
10. Article III, Section 6 was amended to shorten notice of special meetings of directors from three days to two days.
11. Article III, Section 7 was amended to change the quorum of the board of directors to a majority of the total number of directors from a fixed number.
12. Article III, Section 10 was amended to shorten notice of special meetings of board committees from three days to two days and to eliminate notice requirements for regular meetings of board committees.
13. Articles III and IV were amended to permit delivery of director notices, waivers of notice and written consents by electronic transmission.
14. Article V was amended to (i) formalize the office of Chief Financial Officer and (ii) permit superior officers to set duties and powers of subordinate officers.
15. Article V, Sections 2 and 3 were combined and eliminate the requirement that officers be elected annually.
16. Article V, Section 7 was amended to delete a provision providing for vice presidents to exercise the powers of the president in the event of the president’s inability or refusal to act.
17. Article V, former Section 11 was deleted; the Section provided for discretionary bonding of the treasurer.
18. Article V, former Section 13, current Section 12, was amended to eliminate a provision mandating that the controller be the chief accounting officer.
19. Article VI was amended to clarify that shares of stock can be uncertificated.
20. Article VII was amended to eliminate sections (i) permitting the setting of reserves prior to the payment of dividends and (ii) requiring the preparation of an annual report prepared by the board of directors. A new Section 5 was added defining electronic transmission.
21. Article IX, Section 3 was amended to permit a committee of non-interested directors to authorize indemnification.
A copy of the Amended and Restated By-laws of the Company, effective November 20, 2008, is attached hereto as Exhibit 3.1. A copy of the Amended and Restated By-laws of the Company, effective November 20, 2008, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.2.
Item 9.01 Financial Statements and Exhibits.
Exhibits
3.1	Amended and Restated By-laws of the Company, effective November 20, 2008.

3.2	Amended and Restated By-laws of the Company, effective November 20, 2008, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.
November 21, 2008	By:	/s/ Dennis J. Letham
Dennis J. Letham
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws of the Company, effective November 20, 2008.

3.2	Amended and Restated By-laws of the Company, effective November 20, 2008, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.